UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 27, 2005

   GS Mortgage Securities Corp. (as depositor under the Pooling and Servicing Agreement, dated as of January 1, 2005, relating to the GSAMP Trust 2005-HE1,
              Mortgage Pass-Through Certificates, Series 2005-HE1)
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             (Exact name of registrant as specified in its charter)

          Delaware                    333-120274-04              13-3387389

(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)

  85 Broad Street, New York, New York                                   10004
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (212) 902-1000

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.

            Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for GSAMP Trust 2005-HE1, Mortgage Pass-Through Certificates, Series 2005-HE1. On January 27, 2005, GS Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of January 1, 2005 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans Servicing LP, as a servicer, JPMorgan Chase Bank, National Association, as a servicer, Ocwen Federal Bank FSB, as a servicer, and Deutsche Bank National Trust Company, as trustee, of GSAMP Trust 2005-HE1, Mortgage Pass-Through Certificates, Series 2005-HE1 (the "Certificates"), issued in sixteen classes. The Class A-1A, Class A-1B, Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates, with an aggregate initial class principal balance of $774,178,000 were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement, dated as of January 24, 2005, by and between the Company and the Underwriter.

            Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

ITEM 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit 4 Pooling and Servicing Agreement, dated as of January 1, 2005, by and among the Company, as depositor, Countrywide Home Loans Servicing LP, as a servicer, JPMorgan Chase Bank, National Association, as a servicer, Ocwen Federal Bank FSB, as a servicer, and Deutsche Bank National Trust Company, as trustee.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 11, 2005                 GS MORTGAGE SECURITIES CORP.


                                        By:  /s/ Michelle Gill
                                            ------------------------------------
                                            Name:  Michelle Gill
                                            Title: Vice President

                                INDEX TO EXHIBITS

Item 601(a) of
Regulation S-K
Exhibit No.             Description                                         Page
-----------             -----------                                         ----

4                       Pooling and Servicing Agreement,                    6
                        dated as of January 1, 2005, by and
                        among the Company, as depositor,
                        Countrywide Home Loans Servicing LP,
                        as a servicer, JPMorgan Chase Bank,
                        National Association, as a servicer,
                        Ocwen Federal Bank FSB, as a
                        servicer, and Deutsche Bank National
                        Trust Company, as trustee.